BlackRock Funds II

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(each, a “Fund” and collectively, the “Funds”)

Supplement dated October 11, 2013

to the Prospectus and Statement of Additional Information, each dated February 28, 2013

Effective immediately, the following changes are made to the Funds’ Prospectus:

The first paragraph in the section of the Prospectus entitled “Fund Overview — Principal Investment Strategies of the Fund” with respect to each Fund is amended to add the following:

Under normal circumstances, the Fund intends to invest exclusively in affiliated open-end funds and affiliated exchange-traded funds (“ETFs”).

The tenth paragraph in the section of the Prospectus entitled “Fund Overview — Principal Investment Strategies of the Fund” with respect to each Fund is amended to add the following:

The Fund may use derivatives as a substitute for taking a position in an underlying fund or ETF and such derivative exposure shall be included in the Fund’s equity or fixed income asset allocation as determined by Fund management.

The third paragraph in the section of the Prospectus entitled “Details about the Funds — A Further Discussion of the Principal Investment Strategies” is amended to add the following:

Under normal circumstances, each Fund intends to invest exclusively in affiliated open-end funds and affiliated ETFs.

The seventh paragraph in the section of the Prospectus entitled “Details about the Funds — A Further Discussion of the Principal Investment Strategies” is amended to add the following:

Each Fund may use derivatives as a substitute for taking a position in an underlying fund or ETF, and such derivative exposure shall be included in the Fund’s equity or fixed income asset allocation as determined by Fund management.

The first paragraph in the section of the Prospectus entitled “Details about the Funds — Information About Underlying Funds — Description of Underlying Funds” is amended to add the following:

Under normal circumstances, each Fund intends to invest exclusively in affiliated open-end funds and affiliated ETFs.

Effective immediately, BlackRock Global Long/Short Credit Fund, a series of BlackRock Funds, and BlackRock Strategic Income Opportunities Portfolio, a series of BlackRock Funds II, are added as eligible underlying funds for each Fund.

The section of the Prospectus entitled “Details about the Funds — Information About Underlying Funds” is amended to add the below to the subsection entitled “Fixed Income Funds”:

Fund Name	Investment Objective and Principal Investment Strategies
BlackRock Global Long/Short Credit Fund

The investment objective of the fund is to seek absolute total returns over a complete market cycle.

The fund seeks to provide absolute total returns over a complete market cycle through diversified long and short exposure to the global fixed income markets. A complete market cycle for fixed income funds such as the Fund is typically three to five years.

Under normal circumstances, the fund invests at least 80% of its total assets in credit-related instruments, including, but not limited to, U.S. Government and agency securities, foreign government and supranational debt securities, corporate bonds, including bonds of companies principally engaged in the aircraft or air transportation industries, mortgage-related securities and asset-backed securities, collateralized debt and loan obligations, including bonds collateralized by aircraft and/or aircraft equipment, emerging market debt securities, preferred securities, structured products, mezzanine securities, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, convertible debt securities, and derivatives with similar economic characteristics. The fund may invest in fixed, variable and floating rate instruments, including participations and assignments, of any duration or maturity.

Under normal circumstances, the fund anticipates it will allocate a substantial amount (approximately 40% or more, unless market conditions are not deemed favorable by BlackRock, in which case the fund would invest at least 30%) of its total assets in securities (or derivatives with similar economic characteristics) of (i) foreign government issuers, (ii) issuers organized or located outside the U.S., (iii) issuers whose securities primarily trade in a market located outside the U.S., or (iv) issuers doing a substantial amount of business outside the U.S., which the fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The fund may invest in credit-related instruments rated below investment grade or deemed equivalent by fund management, which are commonly referred to as “junk bonds.”

BlackRock Strategic Income Opportunities Portfolio

The investment objective of the fund is to seek total return as is consistent with the preservation of capital.

Under normal market conditions, the fund will invest in a combination of fixed income securities, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages. Depending on market conditions, the fund may invest in other market sectors. Fixed income securities are debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, convertible securities, municipal obligations and zero coupon debt securities. The fund may invest in preferred securities, illiquid securities, exchange-traded funds, including affiliated ETFs, and corporate loans. The fund may engage in short sales for hedging purposes or to enhance total return. In implementing its strategy, the fund may short up to 15% of the market value of the fund’s total assets.

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However, the fund may make short sales of to-be-announced (“TBA”) mortgage-backed securities and may make short sales “against-the-box” without regard to this restriction. In a short sale against-the-box, at the time of the sale, the fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

The fund may invest significantly in non-investment grade bonds (high yield or junk bonds). Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by S&P, or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may invest up to 15% of its net assets in collateralized debt obligations, of which 10% (as a percentage of the fund’s net assets) may be collateralized in loan obligations.

The fund may also invest significantly in non-dollar denominated bonds and bonds of emerging market issuers. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team may, when consistent with the fund’s investment goal, buy or sell indexed and inverse floating rate securities and options or futures on a security or an index of securities, or enter into swap agreements, including total return, interest rate and credit default swaps, or foreign currency transactions (collectively, commonly known as derivatives). The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls, which involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price).

Effective immediately, the following changes are made to the Funds’ Statement of Additional Information:

The first paragraph in the section of the Statement of Additional Information entitled “Investment Objectives and Policies — Additional Information on Investment Strategies — Each Fund” is amended to add the following:

Under normal circumstances, each Fund intends to invest exclusively in affiliated open-end funds and affiliated ETFs.

Shareholders should retain this Supplement for future reference.

PR&SAI-LCPP-1013SUP